UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 6, 2008

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

British Columbia, Canada	0-29248	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sale of Equity Securities

By conversion notice dated February 27, 2008, one accredited U.S. investor holding one of our outstanding 10% convertible debentures elected to convert $13,100 of the principal amount of that convertible debenture into shares of our common stock at a conversion price of $0.0002.  In response we issued 65,500,000 shares of our common stock.  In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 27, 2008, one accredited U.S. investor holding one of our outstanding 10% convertible debentures elected to convert $13,100 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0002.  In response we issued 65,500,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notices dated February 27, 2008, one accredited U.S. investor holding one of our outstanding 10% convertible debentures elected to convert $12,000 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0002.  In response we issued 60,000,000 shares of our common stock.  In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notices dated February 26, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $60,100 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0002.  In response we issued 300,500,000 shares of our common stock.  In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notices dated February 26, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $12,000 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0002.  In response we issued 60,000,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 22, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $5,700 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0003.  In response we issued 19,000,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 22, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $10,400 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0003.  In response we issued 19,000,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 19, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $10,400 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0004.  In response we issued 26,000,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 19, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $10,400 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0004.  In response we issued 26,000,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 12, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $20,800 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0004.  In response we issued 52,000,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 6, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $24,800 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0005.  In response we issued 49,600,000 shares of our common stock. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

By conversion notice dated February 1, 2008, one accredited U.S investor holding one of our outstanding 10% convertible debentures elected to convert $23,239.32 of the principal amount of that convertible debenture into common shares of the Company at a conversion price of $0.0005.  In response we issued 46,658,633 shares of our common stock pursuant. In issuing these shares of our common stock we relied on the exemption from the registration requirements of the Securities Act of 1933, as amended, provided under Section 3(a)(9) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: February 29, 2008                                                                   By:        /s/ Jeff Finkelstein
                               Jeff Finkelstein
                               Chief Financial Officer